Exhibit 10.13

EMBECTA CORP.

CHARTER OF THE

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Effective April 1, 2022

Purpose

The Corporate Governance and Nominating Committee (the “Governance Committee”) is created by the Board of Directors of the Company to:

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identify individuals qualified to become members of the Board of Directors, and recommend to the Board director nominees for election at the next annual or special meeting of shareholders at which directors are to be elected, or to fill any vacancies or newly-created directorships that may occur between such meetings;

•	recommend directors for appointment to committees of the Board of Directors, and recommend a director for appointment as the Board Chair or Lead Director (as appropriate);

•	oversee the evaluation of the Board of Directors’ performance;

•	oversee and recommend to the Board of Directors compensation for the Company’s non-management directors;

•

oversee the Company’s governance structure, corporate governance practices and shareholder rights, and review and recommend to the Board of Directors, as appropriate, revisions to the Company’s Amended and Restated Certificate of Incorporation, By-laws and Corporate Governance Principles;

•	oversee the Company’s processes and practices relating to the management and oversight of ESG Matters (as defined below); and

•	oversee the Company’s director orientation and continuing education program.

Membership

The Governance Committee shall consist of at least three members, each of whom has been deemed “independent” by the Board of Directors under the Company’s Corporate Governance Principles and the independence requirements of The Nasdaq Stock Market LLC (“Nasdaq”). The Board of Directors shall appoint members to the Governance Committee annually and as vacancies or newly-created positions occur. Governance Committee members may be removed by the Board of Directors at any time. The Governance Committee shall recommend to the Board of Directors, and the Board of Directors shall designate, the Chair of the Governance Committee.

EMBECTA CORP.

CHARTER OF THE

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Effective April 1, 2022

Authority and Responsibilities

In addition to any other responsibilities that may be assigned to it from time-to-time by the Board of Directors, the Governance Committee is responsible for the following matters:

Board of Directors Nominees/Committee Members/Lead Director

•	Identify qualified individuals for membership on the Board of Directors, which includes a review of nominee recommendations received from the Company’s shareholders and others.

•	Recommend criteria for membership on the Board of Directors.

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Recommend individuals for membership on the Board of Directors, directors for appointment to committees thereof and committee chairs, and an independent director for appointment by the independent directors as the Lead Director (when the Board Chair is not an independent director). The review of Board of Directors’ committee assignments and the appointment of the Lead Director (if applicable) shall be undertaken at least annually. In making its recommendations, the Governance Committee shall:

•	review candidates’ qualifications for membership on the Board of Directors or a committee thereof or for appointment as the Lead Director;

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in evaluating a current director for re-nomination to the Board of Directors or re-appointment to any committees thereof, or for re-appointment as the Lead Director, assess the performance of such director;

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periodically review the composition of the Board of Directors and its committees, and, in light of the current challenges and needs of the Board of Directors and of each committee, determine whether it is appropriate to increase or reduce the size, or change the membership, of the Board and of each committee after considering issues of judgment, diversity, age, skills, background and experience;

•	consider rotation of committee members, committee Chairs and the Lead Director; and

•	consider such other factors as are set forth in the Company’s Corporate Governance Principles or are otherwise deemed appropriate by the Governance Committee.

EMBECTA CORP.

CHARTER OF THE

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Effective April 1, 2022

Evaluating the Board of Directors and its Committees

•

At least annually, lead the Board of Directors in a self-evaluation to determine whether it and its committees are functioning effectively. The Governance Committee shall oversee the evaluation process and report on such process and the results of the evaluations, including any recommendations for proposed changes, to the Board of Directors.

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Periodically review the responsibilities of the Board of Directors and its committees and recommend to the Board of Directors any proposed changes, including material changes to charters of the committees of the Board of Directors.

Non-Management Director Compensation

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Review and recommend to the Board of Directors compensation (including equity-based compensation) for the Company’s non-management directors. In so reviewing non-management director compensation, the Governance Committee shall consider the compensation (and mix of compensation elements) paid to non-management directors at comparable companies and such other factors as the Governance Committee deems appropriate and in the best interests of the Company; and

•	Review and make recommendations to the Board of Directors regarding all consulting and employment contracts between the Company or any subsidiary thereof and any active or retired director.

Corporate Governance Matters

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Oversee the Company’s governance structure, corporate governance practices and shareholder rights generally. Without limiting the generality of the foregoing, this shall include reviewing and reassessing the adequacy of the Company’s By-laws and Corporate Governance Principles, and recommending any proposed changes to the Board of Directors, at least annually.

•	Whenever appropriate, recommend to the Board of Directors any proposed changes to the Amended and Restated Certificate of Incorporation.

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Review the Company’s Annual Report on Form 10-K and proxy statement (except for those sections of each document assigned for review to other committees of the Board of Directors) prior to their filing.

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Review and make recommendations to the Board of Directors regarding all shareholder proposals submitted for inclusion in the Company’s annual proxy statement, other than those subject to review by other committees.

•	Review and make recommendations to the Board of Directors for action regarding the independence of directors.

EMBECTA CORP.

CHARTER OF THE

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Effective April 1, 2022

•

Annually review compliance with director share ownership guidelines (and recommend to the Board any changes to such guidelines it deems appropriate) and director attendance at Board of Directors and committee meetings.

•	Undertake any responsibilities assigned to it from time-to-time in the Company’s Corporate Governance Principles.

Director Orientation and Continuing Education

•	Develop and review an orientation and continuing education program for directors meeting the requirements set forth in the Company’s Corporate Governance Principles and by Nasdaq.

ESG Matters

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The Governance Committee shall be responsible for reviewing matters impacting the Company’s reputation and its standing as a responsible corporate citizen, and will review the Company’s processes and practices relating to the management and oversight of environmental, sustainability, health and safety, inclusion and diversity, political activities, corporate responsibility and other public policy or social matters relevant to the Company (defined as “ESG Matters”), including:

•	The Company’s goals, metrics and targets for measuring performance with respect to ESG Matters.

•	Management’s processes for identifying and monitoring the Company’s performance with respect to ESG Matters.

•	The reporting of the Company’s performance on ESG Matters to internal and external stakeholders.

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While the Audit Committee is responsible for reviewing the alignment of the Company’s crisis management process, capabilities and resources with the Company’s enterprise risk management framework, the Committee, as part of its oversight of matters impacting the Company’s reputation generally, shall review the Board’s oversight of crisis management, including the Board’s role in responding to any crisis, and recommend any changes it deems appropriate to the Board.

Reporting to the Board of Directors

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The Governance Committee shall report to the Board of Directors periodically. This report shall include a review of any recommendations or issues that arise with respect to the Board of Directors or committee nominees or membership, the Board of Directors’ performance, corporate governance or any other matters that the Governance Committee deems appropriate or is requested to be included by the Board of Directors.

EMBECTA CORP.

CHARTER OF THE

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Effective April 1, 2022

•	At least annually, the Governance Committee shall evaluate its own performance and report to the Board of Directors on such evaluation.

•	The Governance Committee shall, at least annually, review and assess the adequacy of this charter and recommend any proposed changes to the Board of Directors for approval.

Procedures

The Governance Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter. The Chair of the Governance Committee, in consultation with the other Governance Committee members and management, shall determine the frequency and length of the Governance Committee meetings and shall determine meeting agendas consistent with this charter.

The Governance Committee has the sole authority to retain and terminate any search firm assisting the Governance Committee in identifying director candidates, including sole authority to approve all such search firm’s fees and other retention terms. In addition, the Governance Committee has the sole authority to retain and terminate any compensation consultant assisting the Governance Committee in the evaluation of director compensation, including sole authority to approve all such compensation consultant’s fees and other retention terms.

The Governance Committee is authorized to retain legal and other advisors as it determines necessary to carry out its duties, and may request any officer or employee of the Company, or the Company’s outside counsel, to meet with any members of, or advisors to, the Governance Committee.

The Company shall provide for appropriate funding, as determined by the Governance Committee, for (i) the costs of any search firm, consultant, legal or other advisors retained by the Governance Committee and (ii) the administrative expenses of the Governance Committee that are necessary or appropriate to carrying out its duties.

The Governance Committee may delegate its authority to subcommittees or to the Chair of the Governance Committee when it deems it appropriate and in the best interests of the Company.